SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            March 26, 2015
                            Date of Report
                 (Date of Earliest Event Reported)

                     AMERICAN-SWISS CAPITAL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                          FWC CAPITAL INC.
          (Former Name of Registrant as Specified in its Charter)

 Delaware                    000-55054                    46-3609998
(State or other          (Commission File Number)       (IRS Employer
jurisdiction                                           Identification No.)
of incorporation)

                         4737 North Ocean Drive
                      Ft. Lauderdale, Florida 33308
              (Address of Principal Executive Offices)

                            954-903-0685
                  (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On March 27, 2015, American-Swiss Capital, Inc. (formerly FWC Capital Inc.) (the "Registrant" or the "Company") issued 4,982,332 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 90.8% of the total outstanding 5,482,332 shares of common stock as follows:

         CEC Investments                             4,050,000
         ACS                                           540,000
         Leonardo Forestano                            150,000
         Manuela Magnanini                             151,666
         John Karatzaferis                              50,000
         Vanja Gruden                                   16,666
         Jelena Petrovic                                 5,000
         Giuseppe Vittorio                               9,000
         H. H. Sheikh Juma Maktoum Juma Al Maktoum      10,000

    With the issuance of the shares and the redemption of shares of stock (discussed below), the Company effected a change in its control and the shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On March 26, 2015, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950. The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on September 30, 2013 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will develop its business as an investment company with a focus on seeking quality and undervalued investments and serving as a conduit between the USA equity markets and leading enterprises in Switzerland and Northern Europe. The Registrant anticipates seeking investments primarily in Northern Europe whereby many quality companies are unable to obtain financing via banking or traditional sources.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On March 26, 2015, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On March 26, 2015, James McKillop resigned as the Registrant's vice president and director.

    On March 26, 2015, John Karatzaferis was named Chief Executive Officer, Secretary and Treasurer of the Registrant

    On March 26, 2015, John Karatzaferis was named director of the
Registrant.

    John Karatzaferis serves as the Chief Executive Officer, Treasurer, Secretary and sole director of the Company. Mr. Karatzaferis has experience in the consulting and recruitment field in both Australia and Europe. He served for eight years as an HR consultant for several major organizations including PeopleCo., AGWS, and NAB Bank. For three years he worked exclusively in debt management and credit control for NAB Bank and NCC.

                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                AMERICAN-SWISS CAPITAL, INC.


Date: March 27, 2015            /s/ John Karatzaferis
                                    Chief Executive Officer